SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                Amendment No. 1
                                       to
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 2, 2002
                                                  ----------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      California                     333-67670                33-0974533
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
--------------------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information

                 Pro Forma Balance Sheet, June 30, 2002 (unaudited)
                 Notes to Pro Forma Balance Sheet, June 30, 2002 (unaudited)

         c.      Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of Calico Terrace Limited Partnership*

         10.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of Calico Terrace Limited Partnership*

         -----------------
         * Previously filed.






















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


                                  WNC HOUSING TAX CREDIT FUND VI, L.P., Series 9
                                       (A California Limited Partnership)
                                        UNAUDITED PROFORMA BALANCE SHEET
                                                June 30, 2002


                                                 ASSETS

                                                       Historical               Proforma                 Proforma
                                                        Balance                Adjustments               Balance
                                                    -----------------       ------------------       -----------------
Cash and cash equivalents                           $     2,497,909         $      2,759,050         $
                                                                                    (293,965)
                                                                                    (460,000)              4,502,994

Subscription and notes receivable                           440,840                  460,000                 900,840

Investment in limited partnerships                        3,674,142                2,802,001
                                                                                     293,965               6,770,108
                                                    -----------------       ------------------       -----------------

                                                    $     6,612,891         $      5,561,051         $    12,173,942
                                                    =================       ==================       =================


                                      LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

Liabilities:
  Due to limited partnerships                       $     2,453,577         $      2,802,001         $     5,255,578


  Accrued fees and expenses due to
   general partner and affiliates                           144,195                        -                 144,195
  Other liabilities                                               -                                                -
                                                                                           -
                                                    -----------------       ------------------       -----------------

                                                          2,597,772                2,802,001               5,399,773
                                                    -----------------       ------------------       -----------------

Partners' equity (deficit):
  General partner                                              (272)                  (4,505)                 (4,777)
  Limited partners (25,000 units
    authorized and 1,933 units issued and
    outstanding at June 30 and March 31,
    2002)                                                 4,015,391                2,763,555               6,778,946
                                                    -----------------       ------------------       -----------------

              Total partners' equity                      4,015,119                2,759,050               6,774,169
                                                    -----------------       ------------------       -----------------

                                                    $     6,612,891         $      5,561,051         $    12,173,942
                                                    =================       ==================       =================


                         See Accompanying Notes to Unaudited Proforma Balance Sheet
                                                   FS-1

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
                       (A California Limited Partnership)
                    NOTES TO UNAUDITED PROFORMA BALANCE SHEET
                                  June 30, 2002


NOTE 1 - GENERAL

The information contained in the following notes to the unaudited proforma balance sheet is condensed from that which appears in the historical reviewed financial statements. Accordingly, this unaudited proforma balance sheet should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 9 financial statements dated June 30, 2002 included in the Form 10 Q filed with the Securities and Exchange Commission on August 14, 2002. WNC Housing Tax Credit Fund VI, L.P., Series 9 is referred to in these notes as the "Partnership."

Four limited partnerships, (four apartment complexes), were under construction or rehabilitation during the period presented and had no operations which should be reported. Accordingly, the proforma statement of operations has not been presented. The Partnership will use the equity method of accounting to account for its investments in these local limited partnerships.

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of June 30, 2002, the Partnership had acquired five limited partnership interests. Subsequent to June 30, 2002, the Partnership has acquired interests in four limited partnerships: 505 West Main Limited Partnership, ("505 WEST MAIN"), Calico Terrace Limited Partner, ("CALICO"), North Davison Partners 99 Limited Partnership, ("NORTH DAVISON"), Oakview Terrace Townhomes Limited Partnership, ("OAKVIEW"). Each owns one apartment complex. These investments commit the Partnership to capital contributions as follows:


         505 WEST MAIN                $                760,643
         CALICO                                        451,774
         NORTH DAVISON                                 481,504
         OAKVIEW TERRACE                             1,108,080
                                        -----------------------

         TOTAL                        $              2,802,001
                                        =======================





           See Accompanying Notes to Unaudited Proforma Balance Sheet

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
                       (A California Limited Partnership)
              NOTES TO UNAUDITED PROFORMA BALANCE SHEET - CONTINUED
                                  June 30, 2002





NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)
---------------------------------------------

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at June 30, 2002. The first adjustment to cash and the adjustment to partners' equity of $2,759,050 reflects the net proceeds from July 1 to October 9, 2002 from issuance of 3,465 units of limited partners' capital ($3,465,000 less commissions and offering costs of $450,450 and capital contributions payable of $255,500). The second adjustment to cash and the second adjustment to investment in limited partnerships reflect the acquisition fees and costs from the proceeds raised from July 1 to October 9, 2002. The third adjustment to cash reflects increase in subscriptions receivable. The adjustment to investment in limited partnerships and the first adjustment to due to limited partnerships of $2,802,001 reflects the Partnership's acquisition of the four limited partnership interests as if the Partnership's date of acquisition was June 30, 2002.
















           See Accompanying Notes to Unaudited Proforma Balance Sheet

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9

Date: October 11, 2002           By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ DAVID N. SHAFER
                                               -------------------
                                               David N. Shafer,
                                               Executive Vice President

























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